SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549




                           FORM 8-K

                        CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 5, 2003
                                                 -------------

                       A.P. PHARMA, INC.
    ------------------------------------------------------
    (Exact name of Registrant as specified in its charter)


          DELAWARE                 1-16109          94-2875566
----------------------------    ----------    -----------------
(State or other jurisdiction    (Commission       (IRS Employer
      of incorporation)         File Number)  Identification No.)


       123 SAGINAW DRIVE, REDWOOD CITY, CALIFORNIA  94063
     --------------------------------------------------------
	(Address of principal executive offices)       (Zip code)

      Registrant's telephone number, including area code:
                       (650) 366-2626
                       --------------

                             N/A
    -------------------------------------------------------------
    (Former Name or Former Address, if Changed Since Last Report)




               INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)   Exhibits

   99.1   Press release dated May 5, 2003.

ITEM 9.   Regulation FD Disclosure (ITEM 12. Results of
          Operations and Financial Condition).

The following information is disclosed pursuant to Item 12 of Form 8-K:

On May 5, 2003, the Registrant issued a press release announcing its financial results for the fiscal quarter ended March 31, 2003. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



                         SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  A.P. PHARMA, INC.


Date:  May 5, 2003                By: /S/ Michael O'Connell
     -------------                   ----------------------
                                     Michael P. J. O'Connell,
                                     President and Chief
                                     Executive Officer



                        EXHIBIT INDEX

99.1   Press release dated May 5, 2003.

(continued from previous page)